                                   PEOPLE'S CHOICE FIRST LIEN UNDERWRITING MATRIX

                                   Corporate Offices: 7525 Irvine Center Drive, Suite 250, Irvine, CA 92618
                                   =========================================================================================
                                                                               A+
----------------------------------------------------------------------------------------------------------------------------
MORTGAGE/HOUSING HISTORY                                         1 X 30 in the last 12 months
----------------------------------------------------------------------------------------------------------------------------
MINIMUM CREDIT SCORE                                                          600
----------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEBT RATIOS                                                    55% MAX DEBT RATIO
----------------------------------------------------------------------------------------------------------------------------
TRADELINE REQUIREMENTS                  Minimum 24 MONTH HISTORY. 1 accounts must be CURRENTLY open and active
                                                  HAVING A $1000 HIGH AND ACTIVITY IN THE LAST 12 MONTHS
----------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY                                                                A+   A   A-
----------------------------------------------------------------------------------------------------------------------------
FORECLOSURE                                   Over 36 MONTHS from date of MOST RECENT OF: Trustees Sale,
                                                     NOD Rescission, or Reinstatement.
----------------------------------------------------------------------------------------------------------------------------
JUDGMENTS, CHARGE OFFS, LIENS       ANY ITEM affecting title, or any government lien must be paid at or prior to closing.
AND COLLECTION ACCTS                Items reported in the last 24 months which exceed $1500, must be paid at or prior to closing.
----------------------------------------------------------------------------------------------------------------------------
MAX LTV's                                  OWNER             Owner          Owner           Owner            Owner
OWNER-OCCUPIED                              SFR             2 UNITS       3-4 UNITS        CONDOS           MANUF(4)
----------------------------------------------------------------------------------------------------------------------------
                       Full Doc (1)         95%               95%             85%            95%              85%
----------------------------------------------------------------------------------------------------------------------------
                       Lite Doc (2)         90%               90%             85%            90%              80%
----------------------------------------------------------------------------------------------------------------------------
              Self Employed Stated          90%               85%             80%            90%              n/a
----------------------------------------------------------------------------------------------------------------------------
                Wage Earner Stated          80%               75%             70%            80%              n/a
============================================================================================================================
MAX LTV's                                INVESTMENT        Investment      Investment     Investment       Investment
NON-OWNER OCCUPIED                           SFR             2 UNITS       3-4 UNITS        CONDOS           MANUF.
----------------------------------------------------------------------------------------------------------------------------
                       Full Doc (1)         90%               85%             80%            90%              n/a
----------------------------------------------------------------------------------------------------------------------------
                       Lite Doc (2)         85%               75%             70%            85%              n/a
----------------------------------------------------------------------------------------------------------------------------
              Self Employed Stated          80%               70%             70%            80%              n/a
----------------------------------------------------------------------------------------------------------------------------
                Wage Earner Stated          75%               70%             70%            75%              n/a
----------------------------------------------------------------------------------------------------------------------------
        Max CLTV(3) & Seller Carry       100%(3) for Owner Occ / 95% for Non-Owner Occ. Seller Carry OK to max CLTV's
============================================================================================================================
MAX LOAN AMOUNTS                                   Owner Occupied                              Non-Owner Occupied
----------------------------------------------------------------------------------------------------------------------------
                       Full Doc (1)                   $600,000                                     $450,000
----------------------------------------------------------------------------------------------------------------------------
                       Lite Doc (2)                   $475,000                                     $400,000
----------------------------------------------------------------------------------------------------------------------------
                            Stated                    $450,000                                     $350,000
----------------------------------------------------------------------------------------------------------------------------
MAX CASH OUT                                          Full Doc = $200k, Lite Doc= $175k, Stated = $150k
----------------------------------------------------------------------------------------------------------------------------

                                   PEOPLE'S CHOICE FIRST LIEN UNDERWRITING MATRIX

                                   Corporate Offices: 7525 Irvine Center Drive, Suite 250, Irvine, CA 92618
                                   =========================================================================================
                                                                               A
----------------------------------------------------------------------------------------------------------------------------
MORTGAGE/HOUSING HISTORY                                           2 X 30 in the last 12 months
----------------------------------------------------------------------------------------------------------------------------
MINIMUM CREDIT SCORE                                                          575
----------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEBT RATIOS                                                     55% MAX DEBT RATIO
----------------------------------------------------------------------------------------------------------------------------
TRADELINE REQUIREMENTS              Minimum 24 MONTH HISTORY. 1 accounts must be CURRENTLY open and active HAVING A
                                    $1000 HIGH AND ACTIVITY IN THE LAST 12 MONTHS
----------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY                          24 mos since discharge or completion on Ch 7 or 24 mos since FILING on chapter 13 and discharged prior to funding. Must have Re-Estab as-agreed Credit
----------------------------------------------------------------------------------------------------------------------------
FORECLOSURE                         Over 36 MONTHS from date of MOST RECENT OF: Trustees Sale, NOD Rescission, or Reinstatement.
----------------------------------------------------------------------------------------------------------------------------
JUDGMENTS, CHARGE OFFS, LIENS        ANY ITEM affecting title, or any government lien must be paid at or prior to closing.
 AND COLLECTION ACCTS                Items reported in the last 24 months which exceed $1500, must be paid at or prior to closing.
----------------------------------------------------------------------------------------------------------------------------
MAX LTV's                                 OWNER             Owner          Owner           Owner          Owner
OWNER-OCCUPIED                             SFR             2 UNITS       3-4 UNITS        CONDOS         MANUF(4).
----------------------------------------------------------------------------------------------------------------------------
                       Full Doc (1)        95%               90%             85%            95%             80%
----------------------------------------------------------------------------------------------------------------------------
                       Lite Doc (2)        90%               85%             80%            85%             70%
----------------------------------------------------------------------------------------------------------------------------
              Self Employed Stated         85%               80%             75%            80%             n/a
----------------------------------------------------------------------------------------------------------------------------
                Wage Earner Stated         80%               75%             70%            75%             n/a
============================================================================================================================
MAX LTV's                                INVESTMENT        Investment      Investment     Investment     Investment
NON-OWNER OCCUPIED                          SFR              2 UNITS       3-4 UNITS        CONDOS          MANUF.
----------------------------------------------------------------------------------------------------------------------------
                       Full Doc (1)        85%               80%             80%            85%             n/a
----------------------------------------------------------------------------------------------------------------------------
                       Lite Doc (2)        80%               75%             70%            80%             n/a
----------------------------------------------------------------------------------------------------------------------------
              Self Employed Stated         80%               70%             70%            75%             n/a
----------------------------------------------------------------------------------------------------------------------------
                Wage Earner Stated         75%               70%             70%            75%             n/a
----------------------------------------------------------------------------------------------------------------------------
        Max CLTV(3) & Seller Carry        100%(3) for Owner Occ / 95% for Non-Owner Occ. Seller Carry OK to max CLTV's
============================================================================================================================
MAX LOAN AMOUNTS                                  Owner Occupied                              Non-Owner Occupied
----------------------------------------------------------------------------------------------------------------------------
                       Full Doc (1)                 $600,000                                      $400,000
----------------------------------------------------------------------------------------------------------------------------
                       Lite Doc (2)                 $425,000                                      $350,000
----------------------------------------------------------------------------------------------------------------------------
                            Stated                  $400,000                                      $300,000
----------------------------------------------------------------------------------------------------------------------------
MAX CASH OUT                                        Full Doc = $150k, Lite Doc= $125k, Stated = $100k
----------------------------------------------------------------------------------------------------------------------------

                                   PEOPLE'S CHOICE FIRST LIEN UNDERWRITING MATRIX

                                   Corporate Offices: 7525 Irvine Center Drive, Suite 250, Irvine, CA 92618
                                   =========================================================================================
                                                                               A-
----------------------------------------------------------------------------------------------------------------------------
MORTGAGE/HOUSING HISTORY                                            3 X 30 in the last 12 months
----------------------------------------------------------------------------------------------------------------------------
MINIMUM CREDIT SCORE                                                          550
----------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEBT RATIOS
----------------------------------------------------------------------------------------------------------------------------
TRADELINE REQUIREMENTS                Minimum 24 MONTH HISTORY. 1 accounts must be CURRENTLY open and active HAVING A
                                      $1000 HIGH AND ACTIVITY IN THE LAST 12 MONTHS
----------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY                            24 mos since discharge or completion on Ch 7 or 24 mos since FILING on chapter 13 and discharged prior to funding. Must have Re-Estab as-agreed Credit
----------------------------------------------------------------------------------------------------------------------------
FORECLOSURE                           Over 24 MONTHS from date of MOST RECENT OF:
                                      Trustees Sale, NOD Rescission, or Reinstatement.
----------------------------------------------------------------------------------------------------------------------------
JUDGMENTS, CHARGE OFFS, LIENS         Any item affecting title, or any government lien must be paid at or
AND COLLECTION ACCTS                  prior to closing, Items reported in the last 24 mos exceeding $2000 must be paid at or prior to closing.
----------------------------------------------------------------------------------------------------------------------------
MAX LTV's                               OWNER               Owner           Owner           Owner          Owner
OWNER-OCCUPIED                           SFR               2 UNITS        3-4 UNITS        CONDOS          MANUF.
----------------------------------------------------------------------------------------------------------------------------
                       Full Doc (1)       90%                 90%(            80%            90%             75%
----------------------------------------------------------------------------------------------------------------------------
                       Lite Doc (2)       85%                 80%             75%            85%             70%
----------------------------------------------------------------------------------------------------------------------------
              Self Employed Stated        85%                 75%             75%            80%             n/a
----------------------------------------------------------------------------------------------------------------------------
                Wage Earner Stated        80%                 70%             70%            75%             n/a
============================================================================================================================
MAX LTV's                               INVESTMENT          Investment      Investment     Investment     Investment
NON-OWNER OCCUPIED                         SFR               2 UNITS        3-4 UNITS        CONDOS          MANUF.
----------------------------------------------------------------------------------------------------------------------------
                       Full Doc (1)       80%                 75%             75%            80%             n/a
----------------------------------------------------------------------------------------------------------------------------
                       Lite Doc (2)       80%                 75%             70%            80%             n/a
----------------------------------------------------------------------------------------------------------------------------
              Self Employed Stated        80%                 70%             70%            75%             n/a
----------------------------------------------------------------------------------------------------------------------------
                Wage Earner Stated        75%                 70%             70%            75%             n/a
----------------------------------------------------------------------------------------------------------------------------
        Max CLTV(3) & Seller Carry              100%(3) Owner or 95% Non-Owner. Seller carry OK to max CLTV
============================================================================================================================
MAX LOAN AMOUNTS                                 Owner Occupied                              Non-Owner Occupied
----------------------------------------------------------------------------------------------------------------------------
                       Full Doc (1)                 $500,000                                     $400,000
----------------------------------------------------------------------------------------------------------------------------
                       Lite Doc (2)                 $400,000                                     $350,000
----------------------------------------------------------------------------------------------------------------------------
                            Stated                  $375,000                                     $275,000
----------------------------------------------------------------------------------------------------------------------------
MAX CASH OUT                                        Full Doc = $150k, Lite Doc= $125k, Stated = $100k
----------------------------------------------------------------------------------------------------------------------------

PAGE 1 NOTES:  1.   Full Doc is 24 mos income (12 mos if 80%LTV or less). Bank
                    Stmts is full-doc. Use 100% of personal stmt deposits.
                    BUSINESS stmts OK @ 50% of deposits.
               2.   Lite Doc is 6 months income.
               3.   Loans above 95% CLTV: ( A+, A, and A- loans only). Borr must have 3% of P/P contributed or pay 100% of closing costs whichever is less. Max seller contribution is 6% to 95%CLTV, (3% if above 95%).
               4.   Manufactured Homes must be less than 10 years old. No rural or dirt roads on manufactured properties.
               5.   Loans above $500,000: Max LTV of 85% A+ and A.
               RURAL PROPERTIES: When allowed (not on manufactured), reduce
               LTV/CLTV limits by 5%

This Matrix is intended for use by mortgage professionals only and is not to be distributed to the general public. Programs, Terms, and Rates are all subject to change without notice.

                                                              Effective 05/22/02

                                   PEOPLE'S CHOICE FIRST LIEN UNDERWRITING MATRIX

                                   Corporate Offices: 7525 Irvine Center Drive, Suite 250, Irvine, CA 92618
                                   ========================================================================================
                                                                               B
---------------------------------------------------------------------------------------------------------------------------
12 MO MTG/HOUSING HISTORY                                           Unlimited 30's OR 2 X 60
---------------------------------------------------------------------------------------------------------------------------
MINIMUM CREDIT SCORE                                                          520
---------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEBT RATIOS                                                    55% max debt ratio
---------------------------------------------------------------------------------------------------------------------------
TRADELINE REQUIREMENTS              Minimum 12 month history with 1 reported consumer trade having activity in the last 12 months
---------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY                          Min 18 mos from Discharge or Dismissal of Ch 7 or since filing on Ch 13. Must have re-estab credit with no derogatory since. Ch 13: May pay @ close if LTV <=80% w/no lates last 12 mos.
---------------------------------------------------------------------------------------------------------------------------
FORECLOSURE                         Over 18 MONTHS from date of MOST RECENT OF:
                                    Trustees Sale, Rescission of NOD, or Reinstatement.
---------------------------------------------------------------------------------------------------------------------------
JUDGMENTS, CHARGE OFFS, LIENS       Any item affecting title, or any government lien must be paid at or prior to closing.
AND COLLECTION ACCTS                Items reptd in the last 24 mos >$2500 may require payoff case by case.
---------------------------------------------------------------------------------------------------------------------------
MAX LTV's                                  OWNER             Owner          Owner           Owner            Owner
OWNER-OCCUPIED                              SFR             2 UNITS       3-4 UNITS        CONDOS           MANUF(4).
---------------------------------------------------------------------------------------------------------------------------
                       Full Doc (1)         85%                80%           75%             85%               70%
---------------------------------------------------------------------------------------------------------------------------
                       Lite Doc (2)         80%                70%           70%             75%               65%
---------------------------------------------------------------------------------------------------------------------------
               Self Employed Stated         75%                70%           65%             75%               n/a
---------------------------------------------------------------------------------------------------------------------------
                 Wage Earner Stated         75%                70%           65%             70%               n/a
---------------------------------------------------------------------------------------------------------------------------
MAX LTV's                                INVESTMENT        Investment    Investment      Investment        Investment
NON-OWER OCCUPIED                           SFR             2 UNITS       3-4 UNITS        CONDOS            MANUF.
---------------------------------------------------------------------------------------------------------------------------
                       Full Doc (1)         75%                70%           70%             75%               n/a
---------------------------------------------------------------------------------------------------------------------------
                       Lite Doc (2)         70%                70%           70%             70%               n/a
---------------------------------------------------------------------------------------------------------------------------
               Self Employed Stated         70%                65%           60%             65%               n/a
---------------------------------------------------------------------------------------------------------------------------
                 Wage Earner Stated         70%                60%           60%             60%               n/a
---------------------------------------------------------------------------------------------------------------------------
         Max CLTV(3) & Seller Carry                95% SCLTV(3) for Owner Occ / 90% CLTV for Non-Owner Occ.
                                                             Seller Carry is OK to max CLTV's
---------------------------------------------------------------------------------------------------------------------------
MAX LOAN AMOUNTS                                 Owner Occupied                                Non-Owner Occupied
---------------------------------------------------------------------------------------------------------------------------
                       Full Doc (1)                 $400,000                                       $300,000
---------------------------------------------------------------------------------------------------------------------------
                       Lite Doc (2)                 $350,000                                       $275,000
---------------------------------------------------------------------------------------------------------------------------
                             Stated                 $300,000                                       $250,000
---------------------------------------------------------------------------------------------------------------------------
MAX CASH OUT                                                               $125,000
---------------------------------------------------------------------------------------------------------------------------

                                   PEOPLE'S CHOICE FIRST LIEN UNDERWRITING MATRIX

                                   Corporate Offices: 7525 Irvine Center Drive, Suite 250, Irvine, CA 92618
                                   =========================================================================================
                                                                               C+
----------------------------------------------------------------------------------------------------------------------------
12 MO MTG/HOUSING HISTORY                                    3 X 60 or 1 X 90 in the last 12 months
----------------------------------------------------------------------------------------------------------------------------
MINIMUM CREDIT SCORE                                                         500
----------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEBT RATIOS                                                   55% max debt ratio
----------------------------------------------------------------------------------------------------------------------------
TRADELINE REQUIREMENTS               Minimum 12 month history with 1 reported consumer trade having activity in the last 12 months
----------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY                           Min 12 mos from Discharge or Dismissal of Ch 7 or since filing on Ch 13. Must have re-estab credit with no derogatory since. Ch 13: May pay @ close if LTV <=75% w/no lates last 6 mos.
----------------------------------------------------------------------------------------------------------------------------
FORECLOSURE                          Over 12 MONTHS from date of MOST RECENT OF:
                                     Trustees Sale, Rescission of NOD, or Reinstatement.
----------------------------------------------------------------------------------------------------------------------------
JUDGMENTS, CHARGE OFFS, LIENS        Any item affecting title, or any government lien must be paid at or prior to closing.
AND COLLECTION ACCTS                 Items reptd in the last 24 mos >$3000 may require payoff case by case.
----------------------------------------------------------------------------------------------------------------------------
MAX LTV's                                  OWNER             Owner          Owner           Owner            Owner
OWNER-OCCUPIED                              SFR             2 UNITS       3-4 UNITS        CONDOS            MANUF.
----------------------------------------------------------------------------------------------------------------------------
                       Full Doc (1)         75%               70%            70%             75%              n/a
----------------------------------------------------------------------------------------------------------------------------
                       Lite Doc (2)         70%               65%            65%             70%              n/a
----------------------------------------------------------------------------------------------------------------------------
               Self Employed Stated         65%               65%            65%             65%              n/a
----------------------------------------------------------------------------------------------------------------------------
                 Wage Earner Stated         60%               n/a            n/a             n/a              n/a
----------------------------------------------------------------------------------------------------------------------------
MAX LTV's                                INVESTMENT        Investment    Investment      Investment        Investment
NON-OWER OCCUPIED                           SFR             2 UNITS       3-4 UNITS        CONDOS            MANUF.
----------------------------------------------------------------------------------------------------------------------------
                       Full Doc (1)         70%               65%            60%             70%              n/a
----------------------------------------------------------------------------------------------------------------------------
                       Lite Doc (2)         60%               60%            60%             60%              n/a
----------------------------------------------------------------------------------------------------------------------------
               Self Employed Stated         n/a               n/a            n/a             n/a              n/a
----------------------------------------------------------------------------------------------------------------------------
                 Wage Earner Stated         n/a               n/a            n/a             n/a              n/a
----------------------------------------------------------------------------------------------------------------------------
         Max CLTV(3) & Seller Carry                      95% CLTV for Owner Occ and 90% Non-Owner Occ.
                                                             Seller Carry is OK to max CLTV's
----------------------------------------------------------------------------------------------------------------------------
MAX LOAN AMOUNTS                                  Owner Occupied                              Non-Owner Occupied
----------------------------------------------------------------------------------------------------------------------------
                       Full Doc (1)                 $350,000                                      $250,000
----------------------------------------------------------------------------------------------------------------------------
                       Lite Doc (2)                 $300,000                                      $225,000
----------------------------------------------------------------------------------------------------------------------------
                             Stated                 $275,000                                      $200,000
----------------------------------------------------------------------------------------------------------------------------
MAX CASH OUT                                                               $100,000
----------------------------------------------------------------------------------------------------------------------------

                                   PEOPLE'S CHOICE FIRST LIEN UNDERWRITING MATRIX

                                   Corporate Offices: 7525 Irvine Center Drive, Suite 250, Irvine, CA 92618
                                   =========================================================================================
                                                                              C
----------------------------------------------------------------------------------------------------------------------------
12 MO MTG/HOUSING HISTORY                                       UP TO 1 X 120 (NOD CASE BY CASE)
----------------------------------------------------------------------------------------------------------------------------
MINIMUM CREDIT SCORE                                                         500
----------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEBT RATIOS
----------------------------------------------------------------------------------------------------------------------------
TRADELINE REQUIREMENTS                                   Need only meet minimum score requirements above
----------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY                           Min 6 mos from Discharge or Dismissal of Ch 7,
                                     6 mos since filing on Ch 13. May pay chapter 13 at close.
----------------------------------------------------------------------------------------------------------------------------
FORECLOSURE                          Over 6 MONTHS from date of MOST RECENT OF:
                                     Trustees Sale, Rescission of NOD, or Reinstatement.
----------------------------------------------------------------------------------------------------------------------------
JUDGMENTS, CHARGE OFFS, LIENS        Any item affecting title, or any government lien must be paid at or prior to closing.
AND COLLECTION ACCTS                 Payoff requirements for items reported in the last 12 mos is at U/W discretion.
----------------------------------------------------------------------------------------------------------------------------
MAX LTV's                                  OWNER             Owner          Owner           Owner            Owner
OWNER-OCCUPIED                              SFR             2 UNITS       3-4 UNITS        CONDOS            MANUF.
----------------------------------------------------------------------------------------------------------------------------
                       Full Doc (1)         70%                70%            65%            70%              n/a
----------------------------------------------------------------------------------------------------------------------------
                       Lite Doc (2)         60%                60%            60%            60%              n/a
----------------------------------------------------------------------------------------------------------------------------
               Self Employed Stated         n/a                n/a            n/a            n/a              n/a
----------------------------------------------------------------------------------------------------------------------------
                 Wage Earner Stated         n/a                n/a            n/a            n/a              n/a
----------------------------------------------------------------------------------------------------------------------------
MAX LTV's                                INVESTMENT        Investment    Investment      Investment        Investment
NON-OWER OCCUPIED                           SFR             2 UNITS       3-4 UNITS        CONDOS            MANUF.
----------------------------------------------------------------------------------------------------------------------------
                       Full Doc (1)         65%                60%            60%            60%              n/a
----------------------------------------------------------------------------------------------------------------------------
                       Lite Doc (2)         60%                60%            60%            60%              n/a
----------------------------------------------------------------------------------------------------------------------------
               Self Employed Stated         n/a                n/a            n/a            n/a              n/a
----------------------------------------------------------------------------------------------------------------------------
                 Wage Earner Stated         n/a                n/a            n/a            n/a              n/a
----------------------------------------------------------------------------------------------------------------------------
         Max CLTV(3) & Seller Carry                85% CLTV if Full Doc, 80% CLTV if Lite/Stated Doc.
                                                             Seller carryback is OK to max CLTV's.
----------------------------------------------------------------------------------------------------------------------------
MAX LOAN AMOUNTS                                  Owner Occupied                          Non-Owner Occupied
----------------------------------------------------------------------------------------------------------------------------
                       Full Doc (1)                  $300,000                       $250k to 60% or $200k to 65%
----------------------------------------------------------------------------------------------------------------------------
                       Lite Doc (2)                  $275,000                                 $250,000
----------------------------------------------------------------------------------------------------------------------------
                             Stated                    n/a                                       n/a
----------------------------------------------------------------------------------------------------------------------------
MAX CASH OUT                                                                $75,000
----------------------------------------------------------------------------------------------------------------------------

PAGE 2 NOTES:  1.   Full Doc is 24 mos income (12 mos if 80%LTV or less). Bank
                    Stmts is full-doc. Use 100% of personal stmt deposits.
                    BUSINESS stmts OK (not corporate) @ 50% of deposits.
               2.   Lite Doc is 6 months income.
               3.   Loans above 95% CLTV: ( A+, A, and A- loans only). Borr must have 3% of P/P contributed or pay 100% of closing costs whichever is less. Max seller contribution is 6% to 95%CLTV, (3% if > 95%).
               4.   Manufactured Homes must be less than 10 years old. No rural or dirt roads on manufactured.
               RURAL PROPERTIES: When allowed (not on manufactured), reduce
               LTV/CLTV limits by 5%

This Matrix is intended for use by mortgage professionals only and is not to be distributed to the general public. Programs, Terms, and Rates are all subject to change without notice.

                                                              Effective 05/22/02
PAGE 2 OF 2